UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

        Date of Report (Date of earliest event reported): October 9, 2009


                             NATURE OF BEAUTY, LTD.
             (Exact name of registrant as specified in its charter)

        Nevada                       333-149857                 26-0338889
(State of Incorporation)        (Commission File No.)      (IRS Employer ID No.)

                           5412 Bolsa Avenue Suite E,
                           Huntington Beach, CA 92649
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (865) 696 7666


         Copies of all communications, including all communications sent to the agent for service of process, should be sent to:

                      Blair Krueger, Esq., Attorney at Law
                             The Krueger Group, LLP
                             5771 La Jolla Boulevard
                           La Jolla, California 92037
                            Telephone: (858) 405-7385
                            Facsimile: (858) 456-2540
                            blair@thekruegergroup.com
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ALL STATEMENTS CONTAINED IN THIS CURRENT REPORT OR IN THE EXHIBITS FURNISHED
WITH THIS CURRENT REPORT, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS CURRENT REPORT AND ARE BASED ON OUR CURRENT PLANS AND EXPECTATIONS, AND THEY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL FUTURE EVENTS OR RESULTS TO BE DIFFERENT THAN THOSE DESCRIBED IN OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE THOSE RELATING TO: OUR RELATIONSHIPS WITH STRATEGIC PARTNERS; DIFFICULTIES IN INTEGRATING ACQUIRED BUSINESSES; CHANGES IN ECONOMIC, POLITICAL OR REGULATORY CONDITIONS OR OTHER TRENDS; AND OUR ABILITY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL. FURTHER INFORMATION ABOUT THESE MATTERS CAN BE FOUND IN OUR SECURITIES AND EXCHANGE COMMISSION FILINGS. EXCEPT AS REQUIRED BY APPLICABLE LAWS OR REGULATIONS, WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE OUR FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The board of directors announced today that, effective October 9th, 2009, it has appointed Dale Paisley as the Chief Financial Officer and member of the board of directors of Nature of Beauty, Ltd. ("Nature").

Mr. Paisley's biographical information is set forth below:

DALE PAISLEY, age 68, has been a financial and accounting consultant to primarily small public companies since 2000. He assists his clients with regulatory reporting with the Securities and Exchange Commission and state regulators and has served as temporary Chief Financial Officer and Chief Executive Officer of several public and private companies.

From October 2002 until December 2003, Mr. Paisley served as President of SoCal Waste Group, Inc. From February 2003 until December 2003, he served as Chief Executive Officer and Chief Financial Officer of USA Biomass Corporation. From October 2006 to December 2008, he served as Chief Financial Officer of Amish Naturals, Inc., and since May 2009, is serving as the Chief Financial Officer of The Saint James Company. He was appointed as a director of BPOMS in December 2006 and serves as Chairman of the Audit Committee.

Prior to 1995, Mr. Paisley was a partner in the international accounting firm of Coopers & Lybrand (now PriceWaterhouseCoopers). Mr. Paisley is a graduate of San Diego State University.

The Company is a reporting issuer providing public disclosure as required by the Securities Exchange Act of 1934. Complete details of this appointment will be filed publicly where subject to and as required by law under the regulations of the Securities and Exchange Commission (SEC).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NATURE OF BEAUTY, LTD.


Dated: October 9, 2009                     By: /s/ Darrin Holman
                                            ------------------------------------
                                            Darrin Holman
                                            Chairman

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